UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 26, 2008

Federal National Mortgage Association
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-50231	52-0883107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3900 Wisconsin Avenue, NW, Washington, District of Columbia		20016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-752-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) As previously disclosed, Fannie Mae (formally, the Federal National Mortgage Association) received a notice from the New York Stock Exchange (the "NYSE") on November 12, 2008, that Fannie Mae had failed to satisfy one of the NYSE’s standards for continued listing of its common stock because the average closing price of its common stock during the 30 consecutive trading days ended November 12, 2008 had been less than $1.00 per share.

On November 26, 2008, Fannie Mae advised the NYSE of its intent to cure this deficiency by May 11, 2009. Although Fannie Mae is currently working with its conservator, the Federal Housing Finance Agency ("FHFA"), to determine the specific action or actions that Fannie Mae will take to cure the deficiency, Fannie Mae has advised the NYSE, that, if necessary to bring its share price and its average share price for 30 consecutive trading days above $1.00, and subject to the approval of the U.S. Department of Treasury, Fannie Mae may undertake a reverse stock split in order to cure the deficiency prior to the May 11, 2009 date. Fannie Mae expects to determine the actual number of shares that will produce one share of common stock as a result of any reverse stock split based on both the market price of Fannie Mae’s common stock prior to announcement of the split and additional input from FHFA and Treasury.

Under applicable NYSE rules, Fannie Mae now has until May 11, 2009, subject to supervision by the NYSE, to bring its share price and its average share price for the 30 consecutive trading days preceding May 11, 2009, above $1.00. If it fails to do so, the NYSE rules provide that the NYSE will initiate suspension and delisting procedures.

Item 7.01 Regulation FD Disclosure.

On November 26, 2008, Fannie Mae issued a news release announcing its intention to cure the existing deficiency in the share price and average share price of its common stock. The news release, a copy of which is attached as Exhibit 99.1 to this report, is incorporated into this report by reference. The information contained in the exhibit submitted with this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to Fannie Mae, except to the extent, if any, expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal National Mortgage Association

November 26, 2008	By:	Herbert M. Allison, Jr.

Name: Herbert M. Allison, Jr.
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	News Release, dated November 26, 2008